UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2011

Commission File No. 333-167130

SAVVY BUSINESS SUPPORT, INC.
 (Exact name of small business issuer as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or Organization)	27-2473958 (I.R.S. Employer Identification No.)

The Courts of Red Bank 130 Maple Avenue, Suite 9B2 Red Bank, New Jersey	07701
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (732) 530-9007

Not Applicable
(Former name or former address, if changed since last report.)

With Copies to:
Joseph M. Patricola, Esq.
The Sourlis Law Firm
The Courts of Red Bank
130 Maple Avenue, Suite 9B2
Red Bank, New Jersey 07701
Telephone: (732) 530-9007
www.sourlislaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 8, 2011, Savvy Business Support, Inc., a Nevada corporation (the “Company”), received a notice from its independent registered public accounting firm, Conner & Associates, PC (“Conner”), that it was resigning, effective as of that date.

a)	Resignation of Current Independent Registered Public Accounting Firm.

i.	On March 8, 2011, Conner resigned as the Company’s current independent registered public accounting firm.

ii.	The Company’s Board of Directors accepted such resignation on March 8, 2011.

iii.
Conner’s audit reports on the financial statements of the Company for the year ended September 30, 2010 and for the period April 30, 2010 to May 20, 2010, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.
Since April 30, 2010, the date the Company engaged Conner as the Company’s independent registered public accounting firm in connection with Conner’s audits of the Company’s annual financial statements as of and for the year ended September 30, 2010, and for the period April 30, 2010 to May 20, 2010, and Conner’s reviews of the Company’s quarterly interim unaudited financial information from June 30, 2010 (first quarterly period after the effectiveness date of August 12, 2010 for the Company’s initial S-1 filing) through December 31, 2010 (last quarterly period under review by Conner on Form 10-Q filed by the Company on February 11, 2011 prior to Conner’s resignation) through the date of resignation on March 8, 2011,  there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Conner to make reference in connection with Conner’s opinion to the subject matter of the disagreement.

v.
In connection with the audited financial statements of the Company for the year ended September 30, 2010 and for the period April 30, 2010 to May 20, 2010, and quarterly interim unaudited financial information from June 30, 2010 through December 31, 2010 and through the date of Conner’s resignation on March 8, 2011, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.
The Company provided Conner with a copy of this Current Report on Form 8-K and requested that Conner furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Conner, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K

(b)	Engagement of New Independent Registered Public Accounting Firm.

As of the date of this Report, the Company’s Board of Directors have not retained an independent registered public accounting firm for the Company’s financial statements going forward. The Company is currently in the process of making a selection of its new independent registered public accounting firm, and will notify its shareholders by way of a subsequent Current Report on Form 8-K at the time when the selection is made.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Conner & Associates, PC, dated March 9, 2011

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

SAVVY BUSINESS SUPPORT, INC.

Date: March 9, 2011	By: /s/ VIRGINIA K. SOURLIS
Name: Virginia K. Sourlis Title: President and Sole Director (Principal Executive Officer, Principal Financial and Principal Accounting Officer)